Investor Presentation | May 2025 12 May 2025 US PT 13 May 2025 AEDT Investor Presentation Q1’25

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Investor Presentation | May 2025 01 | Life360 Overview (4 – 27) 02 | Financial Update Q1’25 (28 – 40) Contents 03 | FY’25 Outlook (41 – 42) 1. 2. 3. 4. 04 | Appendix (43 – 50) Operating metrics Financials GAAP to Non-GAAP reconciliations & Non-GAAP financial measures Competitive landscape 3

Investor Presentation | May 2025 Life360 Overview 01

Investor Presentation | May 2025 Offering a holistic solution to improve everyday family life Location sharing for the whole family ...supercharged with safety Private map for your inner circle Free to use Built for families Devices for people, pets, and things Premium safety services Market leading driving safety Life360’s mission is to keep people close to the ones they love 5

Investor Presentation | May 2025 Note: As of March 31, 2025 unless otherwise stated. 1 Available in 133 countries through Google Play Store. 2 U.S. smartphone penetration based on approximately 45.3 million U.S. MAUs as of March 2025 compared to the total U.S. population per 2020 census adjusted for smartphone penetration. 3 LTM as of March 31, 2025. 4 By Daily Active Users on the Apple App Store in the U.S. as of March 2025. Source: data.ai, a Sensor Tower company 5 Adjusted EBITDA is a non- GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income (Loss) to Adjusted EBITDA see Appendix 3. Global Paying Circles ~2.4M Safe arrival notifications3 63 billion U.S. Penetration2 15% 10.4M+ Monthly active Tile devices Global Monthly Active Users ~83.7M Miles driven with Life360 Crash Detection3 398 billion Countries where available in Apple App Store 1 170+ Top Social Networking App4 #4 Q1’25 Revenue $103.6m +32% YoY Q1’25 Adjusted EBITDA5 $15.9m 15% Margin Global scale, durable growth, expanding profitability Life360 at a glance 6Investor Presentation |

Investor Presentation | May 2025 7 Family messaging Real-time driving One-tap communication Private family Circle Item tracking and SOS functionality Crash detection and emergency dispatch Driving Safety 24/7 support with crash detection, emergency dispatch, roadside assistance and more Digital Safety Protection and prevention for each family member Location Sharing and Item Tracking Effortless daily coordination with advanced location sharing and item tracking Emergency Dispatch Expert assistance any time, anywhere Comprehensive Offering All-in-one solution for real life Young couples New drivers Families of all stages Aging parents Adoring pet parents Life360 is a super-app serving families of all types Distinctive product offering 7

Investor Presentation | May 2025 Significant opportunity to continue to expand TAM Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, International Monetary Fund (IMF), Public Company Filings, and Company Data 1 Smartphone-Equipped Population of Asia Pacific excluding China, Eurasia excluding Russia, Middle East and North Africa, United States, and Canada (Total Population × Smartphone Adoption Rate), divided by People Per Paying Circle to derive Total Paying Circles, multiplied by Q1’24 Average Revenue Per Paying Circle. 2 Intellectual Market Insights Research – AirTag Market Overview. 3 Grandview Research – Pet Wearables Market 4 2023 Average Advertising Revenue Per User of Meta, Snap, Uber, Spotify, Reddit, and Duolingo, multiplied by Smartphone-Equipped Population across the U.S. (Total Population × Smartphone Adoption Rate). 8 2021 – 2022 ~$80bn Item Tracking2 Pet Tracking3 Subscription Services $2.7bn $2.1bn $75bn Today ~$83bn Advertising4 Item Tracking Pet Tracking Subscription Services $2.7bn $2.1bn $75bn $3.1bn Subscription Services1 ~$75bn ~$75bn Acquisition of + Future E x p a n sio n O p p o rtu n itie s Family Financial Services Elderly Monitoring Auto Insurance Advertising Item Tracking Pet Tracking Subscription Services

Investor Presentation | May 2025 Expanding reach beyond parents with teens 9 Of Circles are Families with Teens 1,3 35% of U.S. households have at least one pet 4 of the U.S. population is 65 or older 13% 17% (2020)(2010) Of Circles are Couples 2,3 17% 70% … with an opportunity to expand within our current member base Premium member plans have historically focused on a narrow slice of our engaged free member base… Current Member Base Focus Member Base Expansion 3.3 members per Paying Circle on average 3 Source: U.S. Census Data, HealthforAnimals Note: The circle percentages referenced reflect data for free circles, not paying circles. 1 Defined as Circles with at least one member being a parent and one or more teens. 2 Defined as Circles of two members who are spouses or partners. 3 Reflects circles on a global basis. 4 As of 2021.

Investor Presentation | May 2025 Subscription Services IndirectDevices Advertising Adjacent Markets Monetizing our addressable markets ✓ Roadside Assistance ✓ Medical Assistance ✓ SOS ✓ Driver Reports ✓ Stolen Phone Protection ✓ ID Theft Protection ✓ Crash Detection ✓ Emergency Dispatch ✓ Disaster Response ✓ Travel Support & More… Platinum Ads for Free Members Access unique audiences based on First Party Data Elderly Monitoring Family Financial Services Auto Insurance First Party Data Monetization Hubble Partnership 10 Future Opportunity Investor Presentation |

Investor Presentation | May 2025 The aspirational goals that drive our strategy #1 Brand for everyday family life 150M+ Monthly Active Users $1B+ Revenue 35%+ AEBITDA margins Note: Long-term targets are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any amendments thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. 11Investor Presentation |

Investor Presentation | May 2025 Grow our audience By building a leading position as a global family brand Scale paid offerings By driving higher retention and conversion through increased value for members Create new revenue streams By meeting family needs at every life stage and strengthening relationships with members Expand profitability By leveraging the expense base, and balancing growth investment with financial discipline Powerful network effects driving significant long-term growth opportunity Life360 strategy 12Investor Presentation |

Investor Presentation | May 2025 Long remaining runway in U.S. penetration Penetration by State (2025)Penetration by State (2020) States with more than 6% penetration in 2020 experienced over 146% penetration growth on average from March 2020 to March 2025, underpinning the remaining meaningful runway in the U.S. 10% 2% Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, and Company Data. 13 © GeoNames, Microsoft, TomTom Powered by Bing 6% 18% 30% Series1

Investor Presentation | May 2025 Source: GSMA Mobile Economy Report, Pew Research Center, International Monetary Fund (IMF), and Company Data. 1 Estimated number of Life360 members as a percentage of smartphone-enabled population by region; Rest of World excludes Russia and China; Penetration rates of March 31, 2025 unless otherwise noted. Rest of World 0.5%0.2% (2020) (2025) Europe 1.7%0.4% (2020) (2025) International penetration, while expanding, trails the U.S., with large upside opportunity Large global opportunity Penetration by Region (2020–2025)1 14 $Australia & New Zealand 11%3% (2020) (2025) $ United Kingdom 10%2% (2020) (2025) $ Indicates countries with Triple Tier offering United States 15%6% (2020) (2025) $ Canada 4%1% (2020) (2025) $

Investor Presentation | May 2025 Source: data.ai, a Sensor Tower company. Note: DAUs (Daily Active Users) defined as devices having 1 or more foreground sessions within an app in a day. 1 Life360 ranked 13th on iOS in the US by DAUs as of March 2025 on iPhone. 2 Life360 ranked 4th in the US in the social networking category on iOS by DAUs as of March 2025 on a unified basis. 15 One of the highest DAUs across all apps in the U.S. US iOS Social Networking App Rankings by DAU 2US iOS App Rankings by DAU 1 #13 #4

Investor Presentation | May 2025 Strong U.S. Engagement – rivals the biggest names in social and streaming media US DAU/MAU Ratio (%) Source: Sensor Tower company as of March 31, 2025; Company Data for Life360 metrics. 1 Hyper-Engaged Social represents the average DAU/MAU of Facebook, Instagram, Snapchat, TikTok, and X (formerly Twitter). (Video) Social Media Streaming Media Hyper- Engaged Social1 With Push Notif. 16Investor Presentation | 69% 61% 61% 58% 47% 44% 40% 31% 27% 26% 24% 21% 17% 14% 13% 13% 12%

Investor Presentation | May 2025 Our freemium flywheel drives our growth 17 Network effects enhance new member acquisition and fuel competitive advantages Better Engagement More Users

Investor Presentation | May 2025 1As of March 31, 2025. Note: Membership bundles shown represent U.S. offering. Services differ slightly by region. Loyal and engaged user base enables monetization through Triple Tier membership Current Triple Tier Membership Bundles (US, UK, Canada, ANZ) + Place Alert (5 places) + Location History (7 days) + Stolen Phone Protection ($100) + Ad-Free Experience 13% of US Paying Circles1 SILVER MEMBERSHIP $7.99/mo + Place Alert (99 places) + Location History (30 days) + Individual Driver Reports + Roadside Assistance + 24/7 Emergency Dispatch + ID Theft Protection + Free Towing (5mi Radius) + Stolen Funds Reimbursement ($25K) + Stolen Phone Protection ($250) 83% of US Paying Circles1 GOLD MEMBERSHIP $14.99/mo + Credit Monitoring + Disaster Response + Medical Assistance + Travel Support + Free Towing (50mi Radius) + Stolen Funds Reimbursement ($1M) + Stolen Phone Protection ($500) 4% of US Paying Circles1 PLATINUM MEMBERSHIP $24.99/mo ✓ SOS ✓ Place Alert (2 places) ✓ Location History (2 days) ✓ Crash Detection ✓ Family Driving Summary ✓ Battery Monitoring FREE MEMBERSHIP $0.00/mo 18

Investor Presentation | May 2025 Top 10 International MAU countries1 (65% of total International) 1. United Kingdom 2. Brazil 3. Mexico 4. Australia 5. Italy 1Data as of Q1’25 Top 10 International Revenue countries1 (76% of total International) 1. United Kingdom 2. Australia 3. Canada 4. Brazil 5. Mexico • Subscription revenue growth opportunity • Learnings to inform next targets for Triple Tier offerings Dual Tier Rest of World: Non-Triple Tier Countries Growing usage and increasing monetization globally Scaling the international opportunity Triple Tier UK, ANZ & CA • High income markets similar to the U.S. with a driving culture • Subscription benefits around driving and digital safety (e.g., roadside assistance and identity theft protection) 6. Germany 7. Japan 8. South Africa 9. Netherlands 10. Malaysia 6. Philippines 7. Malaysia 8. Canada 9. Spain 10. Thailand 19

Investor Presentation | May 2025 Premium ServicesDevicesMobile Life360 is a one-stop holistic experience vs competitors With the only combined feature set across all of these isolated point solutions 1 As of March 31, 2025. 10.4M+ 65% of surveyed U.S. pet owner member base has interest in a pet tracker Monthly active Tile devices1 Emergency assistance Digital safety Additional safety features + +4.8 Life360 App Ranking (vs. Find My at 2.8) Competitors 20 45% of Total Paying Circles are cross- platform

Investor Presentation | May 2025 21 1 As of March 31, 2025. 2 Life 360 Brand Tracking research - April 2024 Fielding (based out of the 23 brand attributes tested). 3 According to April 2024 NPS creator, Bain & Co. for US Adults aged 31-60. in R&D investment since 2016 #1 Brand Attribute2 1 in 7 50 NPS Score Considered “Excellent” by NPS Creator, Bain & Co.3 “Peace of mind” 5x U.S. Smartphone Owners Use Life3601 $375+ Million App Opens per Day1 Life360’s family safety focus creates a competitive moat Providing peace of mind and engagement for families versus generic solutions

Investor Presentation | May 2025 New monetization opportunities from free user base Loyal User Base of families that retains on the platform1 Globally Recognized Brand Focused on safety and connection First Party Data Advantage based on location Valuable Targeting Opportunities based on user insights … has the potential to deliver significant value while maintaining privacy at the forefront of our member experience Note: All metrics as of March 31, 2025 unless otherwise noted. 1 Based on MAU and Paying Circles by Registration Year data. 45M U.S. Monthly Active Users 1 in 7 U.S. Smartphone Owners Use Life360 5x App Opens per Day 44% MAUs Open the App Daily “US, 70th percentile household income, Moms, who have visited a Walmart in the last 30 days” Illustrative Customer Profiling & Audience Segment “1 million users visited Walmart in the course of the last 30 days” Our differentiated audience… 22 Our differentiated audience can deliver value to B2B data providers and advertisers

Investor Presentation | May 2025 High value offsite and direct sales advertising are differentiators for Life360’s advertising model 23 The Future New & Expanded Sales Channels + Improved Ad Relevance, Data and Delivery + Expanded Ad Formats / Surfaces = Long-term Revenue and Value Driving Higher Average Revenue Per User Over Time Third party sales teams, Programmatic relationships Ad Testing & Infrastructure Development Paid Partnerships Pursue paid partnerships in parallel to programmatic ads Direct Sales Expand direct sales efforts while continuing to leverage programmatic ads Offsite Explore offsite (retargeting) opportunities to help brands connect with our members A v e ra g e R e v e n u e P e r U se r Strategic acquisition of AdTech AI platform for enhanced targeting capabilities

Investor Presentation | May 2025 Partners Life360’s differentiated advertising platform reach and capabilities 24 Audience Engine Thousands of Unique Audiences and Targeting Capabilities (ex. US, 70th percentile household income, Moms, who have visited a Walmart in the last 30 days) Measurement Engine Helping brands understand advertising impact with physical store visits Connected TV/OTT Display Online Video Digital Out of Home Audio Offsite Inventory TypesOnsite / In App Advertising Banner Ads | Push Notifications Email | Interstitials | On Map

Investor Presentation | May 2025 Ad Revenue ARPU by MAU (M)1,2 MAU Ad Revenue ARPU from Launch1,3 25 The advertising opportunity for Life360 1Based on public filings, Wall Street Journal, FactSet Consensus Estimates, Reuters, Visible Alpha Consensus Estimates. Nextdoor MAU estimated using a WAU to MAU conversion rate of 0.59. Match Group MAU estimated using a Payer to MAU conversion rate of 0.165. Snapchat MAU estimated using a DAU / MAU conversion rate of 0.5275. 2Waze MAU and ad revenue reflects estimated 2022 figures. Waze and Lyft data not available over time. 3Limited Y + 0 and Y + 1 ARPU data is publicly available. 4Data.ai, a Sensor Tower company. Global Mobile Advertising Spend4 $402bn (2024 estimate) Large Market Opportunity Year of in-app Advertising Launch Data indicates long-term growth potential in advertising revenue A d v e rt is in g A R P U Investor Presentation | $-- $ 1 $ 2 $ 3 $ 4 $ 5 $ 6 $ 7 -- 100 200 300 400 500 600 700 800 900 $– $1 $2 $3 $4 $5 $6 $7 Y +0 Y +1 Y +2 Y +3 Y +4 Y +5 Y +6 Y +7 Y +8 Y +9 Y +10 Y +11 Y +12 A d v e rt is in g A R P U

Investor Presentation | May 2025 New Member Onboarding Frictionless download & registration Free Member Experience features Paid Subscriber Upsell to Paid Subscriber Paid Subscriber Upsell to higher tier + Other products Life360’s digital based freemium business Monetization: Advertising + Data + Lead Gen Premium Subscription Referral Fees Other Sales1 Cost to provide: Hosting & other technology costs Membership benefit costs + app store commissions Referral costs1 Marketing Efforts Conversion / Retention initiatives Member Experience & Product Efforts 1 Represents potential revenue and costs associated with future opportunities. This statement is forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any amendments thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. 26 Freemium model becomes powerful at scale • Strong word of mouth drives organic growth, supporting efficient customer acquisition spend • Digital economics enables efficient scaling of user base, with low cost/high margin subscription services • Growing free member base: - creates a competitive moat - increases premium member acquisition pool and - provides indirect monetization opportunities, including advertising Investor Presentation |

Investor Presentation | May 2025 Expanding user base with multiple monetization vectors including advertising Strong brand awareness and freemium model fuel powerful network effects, with highly engaged member base driving acquisition Global opportunity with tailwinds from wider use cases, broadening demographics and international rollout Capital light business + operating leverage result in improving positive operating cash flow Strong digital economics from a globally scalable tech stack and operating leverage support improving margins Continued growth at scale driven by an expanding subscription revenue base with additional momentum across other revenue streams Life360’s highly attractive financial model 27

Investor Presentation | May 2025 Financial Update Q1’25 02

Investor Presentation | May 2025 Q1’25 Achievements Cementing our position as the market-leading family safety membership service $103.6m Q1’25 Revenue +32% YoY $15.9m Q1’25 Adjusted EBITDA 15% Margin Expanding profitability ~2.4m Global Paying Circles + 26% YoY 137k Quarterly net adds, an all-time Q1 record Scaling paid offerings ~83.7m Global Monthly Active Users (MAU) + 26% YoY 39% YoY growth in International MAU Growing our audience Expansion of B2B indirect monetization Initial infrastructure established to build advertising revenue stream Creating new revenue streams 29

Investor Presentation | May 2025 • Continued strong subscription revenue momentum, up 33% including hardware subscriptions, and 37% for Life360 subscriptions • Hardware revenue decrease of 13%, primarily driven by a reduction in bundled offerings and an increase in discounts • Other revenue increase of 99% due to increases in data and partnership revenue, which includes advertising revenue • Annualized Monthly Revenue up 38% to $393.0 million • Operating expenses increased 23%, demonstrating strong operating leverage given the revenue uplift of 32% • Adjusted EBITDA expansion driven by strong subscription revenue growth and increased operating leverage $M Q1’25 Q1’24 $ Change % ch YoY Revenue Subscription 81.9 61.6 20.3 33 % Hardware 8.9 10.2 (1.3) (13)% Other 12.8 6.5 6.4 99 % Total revenue 103.6 78.2 25.4 32 % Annualized Monthly Revenue (AMR)1 393.0 284.7 108.3 38 % Operating expenses 81.4 66.4 15.0 23 % Net Income (Loss) 4.4 (9.8) 14.2 Adjusted EBITDA (Non-GAAP) 2 15.9 4.3 11.7 272 % Cash and cash equivalents3 170.4 74.6 95.8 128 % Operating cash flow 12.1 10.7 1.4 13 % Note: Numbers may not add or recalculate due to rounding. 1AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded. 2 Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income (Loss) to Adjusted EBITDA see Appendix 3. 3 Cash and cash equivalents includes Restricted Cash. Q1’25 Results Summary CommentaryDelivering on growth 30Investor Presentation |

Investor Presentation | May 2025 Continued Strong Revenue Momentum *Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period. AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded. Quarterly Annualized Monthly Revenue ($M)* 31 +38% YoY growth in March 2025 AMR 46 62 68 75 76 78 81 90 96 106 124 140 166 174 184 224 239 249 259 274 285 305 336 368 393 Q 1 19 Q 2 1 9 Q 3 1 9 Q 4 1 9 Q 1 2 0 Q 2 2 0 Q 3 2 0 Q 4 2 0 Q 1 2 1 Q 2 2 1 Q 3 2 1 Q 4 2 1 Q 1 2 2 Q 2 2 2 Q 3 2 2 Q 4 2 2 Q 1 2 3 Q 2 2 3 Q 3 2 3 Q 4 2 3 Q 1 2 4 Q 2 2 4 Q 3 2 4 Q 4 2 4 Q 1 2 5

Investor Presentation | May 2025 Consolidated Revenue 32 Quarterly revenue ($M) Total consolidated revenue breakdown Hardware Life360 US SubscriptionLife360 International Subscription Hardware Subscription Other Q1’25 year over year growth of 32% $52 $62 $82 $10 $10 $9 $6 $6 $13 $68 $78 $104 Q1'23 Q1'24 Q1'25 Subscription Hardware Other 63%11% 5% 12% 9% *Includes non-recurring adjustment of approximately $0.9 million in relation to deferral of subscription revenue

Investor Presentation | May 2025 Life360 Core Monthly Active Users (MAU)(M) Note: Numbers may not add or recalculate due to rounding. Global MAU Q1’25 year over year growth of 26%, with significant contribution from organic channels International Triple Tier launch countries MAU +35% YoY +45% YoY +33% YoY +39% YoY +17% YoY Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 ANZ UK Canada 11 13 15 17 17 16 17 17 18 20 22 24 25 27 29 31 32 34 35 37 39 40 42 44 45 10 11 11 11 12 9 9 10 10 12 12 12 13 15 18 18 19 20 23 25 28 30 35 36 38 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 US International 33

Investor Presentation | May 2025 Subscription Revenue Consolidated Quarterly Subscription revenue ($M) Global Paying Circles and Global ARPPC • Strong subscription growth across U.S. and international, with consolidated subscription revenue uplift of 33% YoY in Q1’25 including the contribution of hardware subscriptions • Core Life360 subscription revenue growth of 37% YoY in Q1’25, benefitting from strong Paying Circles growth of 26% YoY • Core Life360 Subscription revenue growth also supported by price increases in the U.S. for new and existing subscribers and a shift in product mix towards higher priced products • Additional uplift from international regions due to legacy subscriber price increases and the launch of Dual Tier in non-Triple Tier markets, as well as legacy subscriber price increases in the Triple Tier UK and ANZ markets 33% revenue growth underpinned by 26% YoY uplift in Paying Circles and 8% YoY increase in ARPPC 34 51.7 52.7 56.6 59.861.6 65.7 71.8 78.881.9 Q1 Q2 Q3 Q4 2023 2024 2025 1,898 2,030 2,189 2,258 2,396 $124 $126 $128 $132 $133 $120 $122 $124 $126 $128 $130 $132 $134 $136 1,500 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2,300 2,400 2,500 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Global PC Global ARPPC

Investor Presentation | May 2025 Paying Circles by geography (000s) Paying Circles $140 $1398 +42% YoY$38 +42% YoYInternational Triple Tier launch countries Paying Circles +21% YoY +62% YoY +23% YoY +33% YoY +24% YoY 35 Note: Numbers may not add or recalculate due to rounding. Q1’25 year over year growth of 26%, while raising prices and improving customer value UK & ANZ Legacy price increases 529 550 605 647 668 665 698 708 737 804 895 991 1,044 1,117 1,180 1,162 1,203 1,233 1,300 1,327 1,390 1,468 1,579 1,627 1,718 157 159 171 180 183 169 171 169 166 186 204 227 243 275 310 332 364 396 446 474 508 562 610 632 678 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 US International Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 ANZ UK Canada

Investor Presentation | May 2025 $59 $158 $43 $70 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 US International Average Revenue Per Paying Circle (ARPPC) 1 U.S. Price increase took effect across all Membership tiers starting in August 2022. 2 The uplift to global ARPPC was tempered by a 6% increase in the weighting of international Paying Circles as a percentage of global Paying Circles, reflecting faster growth in international regions that have lower pricing relative to the U.S. Average Revenue Per Paying Circle (ARPPC) ($) 1 +39% YoY 36 +5% YoY +8% YoY Global ARPPC 2 +66% YoY +67% YoY +115% YoY International Triple Tier launch countries revenue Q1 23 Q1 24 Q1 25 ANZ UK Canada Triple Tier launches and annual subscription price increases driving ARPPC in the US and internationally

Investor Presentation | May 2025 Strength of Free User Engagement Drives Consistent Net Subscriber Retention Over Time • Charts highlight that MAUs and Paying Circles by member registration year have increased over time, demonstrating strong retention dynamics and ability to convert free members to paid over the long-term • Net subscriber retention has historically been consistent across member registration years, driving net subscription revenue retention rate that is approximately 100% 1 Global Paying Circles by Member Registration Year (M)Global MAU by Member Registration Year (M) 1 Based on the average monthly subscription revenue for the six months ended December 31, 2024 compared to the prior six-month period 2023 2022 2021 2020 2019 2018 2017 2016 and before 2024 37 0 0.5 1 1.5 2 2.5 M a r- 2 1 S e p -2 1 M a r- 2 2 S e p -2 2 M a r- 2 3 S e p -2 3 M a r- 2 4 S e p -2 4 M a r- 2 5 2025 0 10 20 30 40 50 60 70 80 90 M a r- 2 1 S e p -2 1 M a r- 2 2 S e p -2 2 M a r- 2 3 S e p -2 3 M a r- 2 4 S e p -2 4 M a r- 2 5

Investor Presentation | May 2025 Hardware Revenue Quarterly Hardware revenue ($M) 38 • Q1’25 hardware revenue decrease of 13% YoY, primarily driven by a reduction in bundled offerings and an increase in discounts • Q1’25 ASP increased 3% YoY primarily due to a shift in channel mix and fewer returns while net hardware units shipped decreased 8% YoY primarily due to a decrease in enterprise channel sales • Observed YoY increase in Tiles sold into Life360 user base, which is expected to continue with full integration of premium Tile features into Life360 app Hardware Units Shipped and ASP ($) 10.0 11.6 15.5 21.1 10.2 11.9 11.7 23.8 8.9 Q1 Q2 Q3 Q4 2023 2024 2025 Continued growth in percentage of U.S. Life360 subs with an active linked Tile 0.5 0.7 0.8 1.9 0.5 $16.5 $15.9 $12.7 $12.6 $17.0 8.00 9.00 10.00 11.00 12.00 13.00 14.00 15.00 16.00 17.00 18.00 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 HW Units ASP

Investor Presentation | May 2025 8% 9% 10% 11% 12% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 • Q1’25 Other revenue growth of 99% YoY reflects increases in data and partnership revenue, which includes advertising revenue • Significant uplift in Q1’25 YoY driven primarily by advertising revenue contribution and renegotiated data agreement with Placer.ai in July 2024 • Other revenue continues to expand as a percentage of total revenue, driving positive impacts on gross margin • Expectation of significant long term growth potential as part of broader advertising and free user monetization strategy Quarterly Other revenue ($M) Other Revenue Revenue uplift supported by advertising ramp-up and continued monetization of free user base 39 Other Revenue as % of Total Revenue 6.5 6.5 6.5 6.16.5 7.3 9.3 13.012.8 Q1 Q2 Q3 Q4 2023 2024 2025

Investor Presentation | May 2025 Expanding Profitability Leveraging the cost base as we scale with Adjusted EBITDA margin expansion of 10% YoY 40Investor Presentation | Adjusted EBITDA ($M) & Margin (%)Operating Expenses declining as a % of revenue 7% • Operating expenses as a % of revenue have declined over time, reaching 79% in Q1’25, demonstrating strong continued operating leverage • Adjusted EBITDA margin expansion to 15% in Q1’25 driven by strong subscription revenue growth and increased operating leverage • Q1’25 represents 10th consecutive quarter of positive Adjusted EBITDA 95% 85% 79% Q1'23 Q1'24 Q1'25 0.5 5.7 5.5 8.9 4.3 11.0 9.0 21.2 15.9 Q1 Q2 Q3 Q4 2023 2024 2025 1% 8% 7% 10% 5% 13% 10% 18% 15%

Investor Presentation | May 2025 FY’25 Outlook 03

Investor Presentation | May 2025 1 Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income (Loss) to Adjusted EBITDA, see Appendix 3 Outlook 42 For FY’25, Life360 expects to deliver the following metrics: • Consolidated revenue of $450 - $480 million comprised of: • Subscription revenue of $355 million - $365 million; • Hardware revenue of $40 million - $50 million; • Other revenue of $55 million - $65 million; and • Positive Adjusted EBITDA1 of $65 million - $75 million. Investor Presentation |

Investor Presentation | May 2025 Appendix 04

Investor Presentation | May 2025 APPENDIX 1 Operating Metrics 1 Core metrics relate solely to the Life360 mobile application. 2 Core subscription revenue is defined as subscription revenue derived from the Life360 mobile application and excludes non-core subscription revenue which relates to other hardware related subscription offerings. Beginning with the second quarter of 2024, this definition has been updated and calculated in accordance with GAAP. 44 (in millions, except ARPPC, ARPPS, ASP) Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Life360 Core(1) Monthly Active Users (MAU) - Global 83.7 79.6 76.9 70.6 66.4 61.4 U.S. 45.3 43.7 42.2 40.5 38.8 36.8 International 38.4 36.0 34.7 30.1 27.5 24.6 ANZ 2.9 2.7 2.5 2.4 2.2 2.0 Paying Circles - Total 2.4 2.3 2.2 2.0 1.9 1.8 U.S. 1.7 1.6 1.6 1.5 1.4 1.3 International 0.7 0.6 0.6 0.6 0.5 0.5 Average Revenue per Paying Circle (ARPPC) $ 133.42 $ 131.76 $ 127.57 $ 125.96 $ 123.97 $ 124.17 Life360 Consolidated Subscriptions 3.0 2.9 2.8 2.7 2.5 2.4 Average Revenue per Paying Subscription (ARPPS) $ 112.98 $ 110.43 $ 106.27 $ 104.00 $ 102.02 $ 102.17 Net hardware units shipped 0.5 1.9 0.8 0.7 0.5 1.7 Average Sale Price (ASP) $ 16.99 $ 12.56 $ 12.69 $ 15.92 $ 16.50 $ 11.50 Annualized Monthly Revenue (AMR) $ 393.0 $ 367.6 $ 336.2 $ 304.8 $ 284.7 $ 274.1 Additional KPI Related Information Subscription revenue $ 81.9 $ 78.8 $ 71.8 $ 65.7 $ 61.6 $ 59.8 Non-Core subscription revenue $ (5.7) $ (5.7) $ (5.6) $ (5.5) $ (5.8) $ (5.9) Core subscription revenue(2) $ 76.2 $ 73.1 $ 66.2 $ 60.2 $ 55.8 $ 53.9 Subscription revenue bundling related adjustment $ (0.4) $ (0.6) $ (1.4) $ (1.3) $ (1.2) $ (1.2) Hardware revenue bundling related adjustment $ 0.4 $ 0.4 $ 1.4 $ 1.3 $ 1.2 $ 1.2

Investor Presentation | May 2025 APPENDIX 2 Income Statement 45 Note: Numbers may not add or recalculate due to rounding. Three Months Ended March 31, Three Months Ended March 31, $ in millions, except share and per share data 2025 2024 Revenue Subscription revenue $ 81.9 $ 61.6 Hardware revenue 8.9 10.2 Other revenue 12.8 6.5 Total revenue 103.6 78.2 Cost of Revenue Cost of subscription revenue 10.1 9.3 Cost of hardware revenue 8.6 8.0 Cost of other revenue 1.3 0.9 Total cost of revenue 20.1 18.2 Gross Profit 83.5 60.0 Operating expenses Research and development 30.4 27.3 Sales and marketing 35.3 24.7 General and administrative 15.6 14.4 Total operating expenses 81.4 66.4 Income (loss) from operations 2.2 (6.4) Other income (expense), net Convertible notes fair value adjustment — (0.6) Derivative liability fair value adjustment — (1.7) Other income, net 2.0 0.3 Total other income (expense), net 2.0 (2.0) Income (loss) before income taxes 4.2 (8.4) Provision for (benefit from) income taxes (0.2) 1.4 Net income (loss) $ 4.4 $ (9.8) Net income (loss) per share, basic $ 0.06 $ (0.14) Net income (loss) per share, diluted $ 0.05 $ (0.14) Weighted-average shares used in computing net income (loss) per share, basic 75,699,493 68,535,626 Weighted-average shares used in computing net income (loss) per share, diluted 83,445,337 68,535,626

Investor Presentation | May 2025 APPENDIX 2 Balance Sheet Cash Flow 46 Note: Numbers may not add or recalculate due to rounding. $M March 31, December 31, 2025 2024 Current Assets: Cash and cash equivalents $ 168.9 $ 159.2 Accounts receivable, net 52.0 58.0 Inventory 9.6 8.1 Costs capitalized to obtain contracts, net 1.2 1.1 Prepaid expenses and other current assets 18.5 14.6 Total current assets 250.1 241.0 Restricted cash, noncurrent 1.5 1.2 Property and equipment, net 2.6 1.8 Costs capitalized to obtain contracts, noncurrent 1.0 1.0 Prepaid expenses and other assets, noncurrent 22.0 21.6 Operating lease right-of-use asset 0.6 0.7 Intangible assets, net 43.0 40.6 Goodwill 134.6 133.7 Total Assets $ 455.4 $ 441.6 Liabilities and Stockholders’ Equity Current Liabilities: Accounts payable $ 5.2 $ 5.5 Accrued expenses and other current liabilities 27.1 32.0 Deferred revenue, current 41.8 39.9 Total current liabilities 74.0 77.3 Deferred revenue, noncurrent 4.8 5.3 Other liabilities, noncurrent 0.3 0.4 Total Liabilities $ 79.1 $ 83.0 Commitments and Contingencies Stockholders’ Equity Common Stock 0.1 0.1 Additional paid-in capital 661.5 648.1 Accumulated deficit (285.3) (289.7) Total stockholders’ equity 376.3 358.5 Total Liabilities and Stockholders’ Equity $ 455.4 $ 441.6 2025 2024 Cash Flows from Operating Activities: Net income (loss) $ 4.4 $ (9.8) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 2.9 2.3 Amortization of costs capitalized to obtain contracts 0.3 0.3 Amortization of operating lease right-of-use asset 0.1 0.1 Stock-based compensation expense, net of amounts capitalized 9.9 8.3 Non-cash interest expense, net — 0.1 Convertible notes fair value adjustment — 0.6 Derivative liability fair value adjustment — 1.7 Non-cash revenue from investments (0.4) (0.4) Provision for credit losses 0.3 — Changes in operating assets and liabilities, net of acquisition: Accounts receivable, net 5.6 5.1 Prepaid expenses and other assets (4.2) 3.3 Inventory (1.5) (2.2) Costs capitalized to obtain contracts, net (0.3) (0.4) Accounts payable (0.1) 3.5 Accrued expenses and other current liabilities (6.5) (3.1) Deferred revenue 1.8 1.4 Other liabilities, noncurrent (0.1) (0.1) Net cash provided by operating activities 12.1 10.7 Cash Flows from Investing Activities: Cash paid for acquisition (2.8) — Internally developed software (1.4) (1.1) Purchase of property and equipment (0.1) — Net cash used in investing activities (4.3) (1.1) Cash Flows from Financing Activities: Proceeds related to tax withholdings on restricted stock settlements and the exercise of stock options and warrants 12.8 2.4 Taxes paid related to net settlement of equity awards (10.6) (8.1) Net cash provided by (used in) financing activities 2.2 (5.7) Net Increase in Cash, Cash Equivalents, and Restricted Cash 9.9 3.9 Cash, Cash Equivalents and Restricted Cash at the Beginning of the Period 160.5 70.7 Cash, Cash Equivalents, and Restricted Cash at the End of the Period 170.4 74.6 Three Months Ended March 31,

Investor Presentation | May 2025 Operating expenses APPENDIX 3 GAAP to Non-GAAP reconciliations 47 Note: Numbers may not add or recalculate due to rounding. Cost of revenue Three Months Ended March 31, Three Months Ended March 31, $M 2025 2024 Cost of subscription revenue, GAAP 10.1 9.3 Less: Depreciation and amortization (0.8) (0.3) Less: Stock-based compensation (0.2) (0.2) Total cost of subscription revenue, Non-GAAP 9.2 8.9 Cost of hardware revenue, GAAP 8.6 8.0 Less: Depreciation and amortization (1.0) (0.9) Less: Stock-based compensation (0.2) (0.2) Total cost of hardware revenue, Non-GAAP 7.4 6.9 Cost of other revenue, GAAP 1.3 0.9 Less: Depreciation and amortization (0.1) — Total cost of other revenue, Non-GAAP 1.3 0.9 Cost of revenue, GAAP 20.1 18.2 Less: Depreciation and amortization (1.8) (1.2) Less: Stock-based compensation (0.4) (0.3) Total cost of revenue, Non-GAAP 17.9 16.6 Three Months Ended March 31, Three Months Ended March 31, $M 2025 2024 Research and development expense, GAAP 30.4 27.3 Less: Stock-based compensation (5.7) (5.3) Less: Other (0.7) — Total Research and development, Non-GAAP 23.9 21.9 Sales and marketing expense, GAAP 35.3 24.7 Less: Depreciation and amortization (1.1) (1.1) Less: Stock-based compensation (1.3) (0.6) Total Sales and marketing expense, Non-GAAP 32.9 23.0 General and administrative expense, GAAP 15.6 14.4 Less: Stock-based compensation (2.5) (2.0) Less: Other (0.3) (0.1) Total General and administrative expense, Non-GAAP 12.9 12.3 Total Operating expenses, GAAP 81.4 66.4 Less: Depreciation and amortization (1.1) (1.1) Less: Stock-based compensation (9.5) (7.9) Less: Other (1.0) (0.1) Total Operating expenses, Non-GAAP 69.8 57.3

Investor Presentation | May 2025 We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance. Adjusted EBITDA In addition to total revenue, net income (loss) and other results under GAAP, we utilize a non-GAAP calculation of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Adjusted EBITDA is defined as net income (loss), excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for (benefit from) income taxes, (iii) depreciation and amortization, (iv) other income, net, (v) acquisition-related transaction costs, (vi) stock-based compensation, and (vii) workplace restructuring costs. These items are excluded from Adjusted EBITDA because they are non-cash in nature, because the amount and timing of these items are unpredictable, or because they are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included Adjusted EBITDA in this presentation because it is a key measurement used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net income (loss) and our other GAAP results. The table presents a reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. 1 To reflect the change in fair value of the September 2021 Convertible Notes and derivative liability associated with the July 2021 Convertible Notes. 2 Includes depreciation on fixed assets and amortization of intangible assets. 3 Relates to costs incurred in connection with the asset acquisition of Fantix, Inc., including one-time bonus payments. 4 Relates to non-recurring personnel and severance related expenses. 48 APPENDIX 3 Non-GAAP Financial Measures Note: Numbers may not add or recalculate due to rounding. $M 2025 2024 Net income (loss) 4.4 (9.8) Add (deduct): Convertible notes fair value adjustment(1) — 0.6 Derivative liability fair value adjustment(1) — 1.7 Provision for (benefit from) income taxes (0.2) 1.4 Depreciation and amortization(2) 2.9 2.3 Other income, net (2.0) (0.3) Acquisition-related transaction costs(3) 1.0 — Stock-based compensation 9.9 8.3 Workplace restructuring costs(4) — 0.1 Adjusted EBITDA 15.9 4.3 Three Months Ended March 31,

Investor Presentation | May 2025 49 Monthly Price $24.99 $14.99 $10.00 $14.99 $79.99 $4.99 Free Free Membership Family circle Individual Individual Individual Family circle Individual Individual Individual Features Available on iOS & Android Roadside Assistance SOS Alert Driver Reports Stolen Phone Reimbursement Credit Monitoring ID Theft Protection Crash Detection Disaster Assistance Travel Assistance Location Sharing Stolen Funds Reimbursement Item Tracking In-App Messaging Note: Pricing and feature information sourced from publicly available data. APPENDIX 4 Competitive Landscape

Investor Presentation | May 2025 Thank You